UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 26, 2006


                                 SIRICOMM, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

           Delaware                      0-18399                  62-1386759
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                   File No.)           Identification No.)


         4710 East 32nd Street, Joplin, MO                     64804
      ----------------------------------------               ----------
      (Address of principal executive offices)               (Zip Code)


                                 (417) 626-9961
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.23e-4(c))

Item 5.02 Departure of Principal Officers; Election of Directors; Appointment of Principal Officer.

         (b)(c) On July 26, 2006, our board of directors accepted the resignation of J. Richard Iler as our Chief Financial Officer and as a member of our Board of Directors.

         Effective August 1, 2006, Bill Breitbarth will become the Company's Controller.

         Mr. Breitbarth, a Certified Public Accountant, has over 30 years of financial management and business experience. Most recently, Mr. Breitbarth has worked as an independent accountant providing accounting and tax advice to businesses and individuals. His responsibilities included tax preparation, month-end closings, inventory controls and financial statement review. In addition, he has set up accounting systems and internal controls and developed policies and procedures for various business entities. From 1984 to 1991, Mr. Breitbarth served as Chief Financial Officer and Chief Operating Officer at The Savings Bank (formerly Sunbelt Savings Association). Mr. Breitbarth began his career as a staff accountant at Boulay, Heutmaker, Zibell & Co. in Minnesota.

         The Company expects to add a new member to its Board of Directors in the near future. Additionally, the Company will immediately begin a search for a new Chief Financial Officer.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1     Resignation Letter of J. Richard Iler dated July 26,
                           2006.

                  99.2     Press Release regarding Mr. Iler's resignation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    SIRICOMM, INC.
                                                    (Registrant)


Date: July 31, 2006                                 By: /s/ William W. Graham
                                                       -------------------------
                                                       William W. Graham,
                                                       Chief Executive Officer

                                       3